UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/19/2009

NewMarket Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32190

Virginia	20-0812170
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

330 South Fourth Street, Richmond, VA 23219
(Address of principal executive offices, including zip code)

804-788-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Sidney Buford Scott will retire from the Board of Directors of NewMarket Corporation, (the "Company") when his current term ends at the 2009 Annual Meeting on April 23, 2009. The Company previously announced Mr. Scott's intent to retire in a press release issued on December 23, 2008, a copy of which was attached as an exhibit to the Company's Current Report on Form 8-K previously filed with the Securities and Exchange Commission on December 23, 2008.

On February 19, 2009, the Compensation Committee, taking into consideration the Company's achievements for 2008, including the successful management of the petroleum additives business, approved the following bonus payments for the Company's named executive officers:

Thomas E. Gottwald, President and Chief Executive Officer of the Company                                                    $475,000

C.S. Warren Huang, President of Afton Chemical Corporation, a wholly owned subsidiary of the Company    $365,000

Bruce R. Hazelgrove, III, Vice President - Corporate Resources of the Company                                              $190,000

Steven M. Edmonds, Vice President and General Counsel of the Company                                                         $175,000

David A. Fiorenza, Vice President, Treasurer and Principal Financial Officer of the Company                           $150,000

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 19, 2009, the Company's Board of Directors amended Section 2 of Article II of the Company's Bylaws to decrease the size of the Board of Directors from eight to seven directors (the "Amendment"). The Amendment is effective on April 23, 2009.

The Company's Bylaws, as amended, are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 8.01.    Other Events

On February 19, 2009, the Company issued a press release reporting that the Company's Board of Directors had declared a dividend of 20 cents per share of the Company's common stock, payable on April 1, 2009 to the Company's shareholders of record as of March 16, 2009. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

    3.1 Amended Bylaws of the Company.

    99.1 Press release issued by the Company on February 19, 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewMarket Corporation

Date: February 23, 2009	By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President and Treasurer

Exhibit Index

Exhibit No.	Description
EX-3.1	Amended Bylaws of the Company
EX-99.1	Press Release issued by the Company on February 19, 2009